Exhibit 99.1

Foley Trasimene Acquisition Corp. Announces Stockholder Approval of Proposed Business Combination with Alight Solutions

Las Vegas, NV, June 30, 2021 – Foley Trasimene Acquisition Corp. (NYSE: WPF, WPF WS) (“FTAC” or “Foley Trasimene”) announced that, at the special meeting of Foley Trasimene stockholders held today, FTAC’s stockholders voted to adopt the Business Combination Agreement for Foley Trasimene’s proposed business combination (the “Business Combination”) with Alight Solutions (“Alight”) and approved all other stockholder proposals in connection with the Business Combination.

FTAC will deliver at least $2.68 billion of capital at the closing of the Business Combination, positioning the combined company to substantially deleverage and providing flexibility for Alight to pursue M&A and other strategic investments going forward. The Foley Trasimene / Alight merger represents the second largest completed common equity raise in a SPAC transaction over the past several years.

In addition, Foley Trasimene announced today that the deadline for stockholders to withdraw any election to have their shares redeemed in connection with the Business Combination will be 4:00 pm Eastern Time on Thursday, July 1, 2021. Stockholders who wish to withdraw a redemption request should contact FTAC’s transfer agent, Continental Stock Transfer & Trust Company, by email at mzimkind@continentalstock.com.

Foley Trasimene also announced today that its sponsors intend to acquire up to approximately 5.6 million shares that were previously submitted for redemption. As of the redemption deadline at 5:00 pm Eastern Time on June 28, 2021, Foley Trasimene stockholders had elected to redeem 19,865,644 shares in connection with the completion of the Business Combination, resulting in over $835 million being available from FTAC’s trust account. Combined with $1.85 billion in outstanding financing commitments, including a $400 million combined investment from Cannae Holdings LLC, FTAC will deliver at least $2.68 billion of capital at the closing of the Business Combination.

The completion of the Business Combination is expected to occur on Friday, July 2, 2021, subject to the satisfaction or waiver of customary closing conditions. Following the completion of the Business Combination, the newly combined company will operate as Alight, Inc. Alight, Inc.’s Class A common stock and warrants will trade on the New York Stock Exchange (NYSE) under the symbols “ALIT” and “ALIT WS”, respectively, and are expected to start trading on Tuesday, July 6, 2021.

About Foley Trasimene Acquisition Corp.

Foley Trasimene Acquisition Corp. is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. For more information please visit https://www.foleytrasimene.com/.

About Alight Solutions

With an unwavering belief that a company’s success starts with its people, Alight Solutions is a leading cloud-based provider of integrated digital human capital and business solutions. Leveraging proprietary AI and data analytics, Alight optimizes business process as a service (BPaaS) to deliver superior outcomes for employees and employers across a comprehensive portfolio of services. Alight allows employees to enrich their health, wealth and work while enabling global organizations to achieve a high-performance culture. Alight’s 15,000 dedicated colleagues serve more than 30 million employees and family members. Learn how Alight helps organizations of all sizes, including over 70% of the Fortune 100 at alight.com.

Forward-Looking Statements

This press release includes certain “forward-looking statements” that are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Foley Trasimene’s and Tempo Holding Company, LLC’s (“Alight”) actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Foley Trasimene’s and Alight’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction or waiver of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Most of these factors are outside Foley Trasimene’s and Alight’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive business combination agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against Foley Trasimene and/or Alight following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of Foley Trasimene, certain regulatory approvals, or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on Alight’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company’s common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of Alight to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; and (11) the possibility that Foley Trasimene or Alight may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Foley Trasimene’s most recent filings with the SEC as well as in the registration statement on Form S-4 (File No. 333-254801, as it may be amended or supplemented from time to time) filed with the SEC by Alight, Inc. and the definitive proxy statement/prospectus/consent solicitation statement filed in connection with the proposed business combination. All subsequent written and oral forward-looking statements concerning Foley Trasimene or Alight, the transactions described herein or other matters and attributable to Foley Trasimene, Alight or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of Foley Trasimene and Alight expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law.

CONTACTS

Foley Trasimene Acquisition Corp. Investors

Jamie Lillis

Solebury Trout

+1 203-428-3223

jlillis@soleburytrout.com

Alight

Investors:

investor.relations@alight.com

470-638-7400

Media:

Jonathan Keehner / Kara Brickman / Haley Salas

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Alight-JF@joelefrank.com

Source: Foley Trasimene Acquisition Corp.